GOLDMAN SACHS TRUST

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Asia Equity Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs N-11 Equity Fund

(each a “Fund” and, collectively, the “Funds”)

Supplement dated September 1, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each

Dated February 28, 2017, as supplemented to date

Effective on or about September 1, 2017 (the “Effective Date”), and pursuant to an assumption agreement approved by the Board of Trustees, Goldman Sachs Asset Management, L.P. (“GSAM”) assumed Goldman Sachs Asset Management International’s (“GSAMI”) investment advisory responsibilities with respect to the Funds. Prior to the Effective Date, GSAMI, an affiliate of both Goldman Sachs & Co. LLC (“Goldman Sachs”) and GSAM, served as the investment adviser to the Funds. The fees payable by the Funds under the Management Agreement, and the personnel who manage each Fund, has not changed as a result of GSAM’s assumption of responsibilities. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.21 trillion. GSAM is located at 200 West Street, New York, NY 10282. All references to GSAMI are hereby deleted in their entirety and replaced with GSAM.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

EMEOPSSTK 09-17